United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Cogent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COGENT, INC.

209 Fair Oaks Avenue

South Pasadena, CA 91030

(626) 799-8090

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 30, 2007

TO THE STOCKHOLDERS OF COGENT, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cogent, Inc., a Delaware corporation (the “Company”), will be held on July 30, 2007 at 8:30 a.m. Pacific Time at the Company’s corporate headquarters, 209 Fair Oaks Avenue, South Pasadena, California 91030 for the following purposes:

1. To elect four directors to hold office until the Company’s 2008 Annual Meeting of Stockholders and until their successors are elected and duly qualified. The Company’s present Board of Directors has nominated and recommends for election the following persons:

Ming Hsieh

John C. Bolger

John P. Stenbit

Kenneth R. Thornton

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

3. To approve an amendment and restatement of the Cogent, Inc. 2004 Equity Incentive Plan.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on June 15, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 209 Fair Oaks Avenue, South Pasadena, California.

Accompanying this Notice is a proxy. Whether or not you expect to be at the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Ming Hsieh
President and Chief Executive Officer

South Pasadena, California

June 25, 2007

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 30, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Cogent, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on July 30, 2007, at 8:30 a.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s corporate headquarters, 209 Fair Oaks Avenue, South Pasadena, California 91030. The Company intends to mail this proxy statement and accompanying proxy card on or about June 25, 2007 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of the Company’s stock for their costs of forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of shares of our common stock at the close of business on June 15, 2007 (the official record date) will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on June 15, 2007 the Company had outstanding and entitled to vote 94,377,466 shares of common stock.

Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company’s outstanding shares entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the Company’s Board of Directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes. With respect to the proposals to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year 2007 and to approve an amendment and restatement of the Cogent, Inc. 2004 Equity Incentive Plan, abstentions will have the effect of a vote “against” such proposals, and broker non-votes will have the effect of a vote neither “for” nor “against” such proposals.

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Voting and Revocability of Proxies

All valid proxies received before the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chief Financial Officer of the Company at the Company’s principal executive offices located at 209 Fair Oaks Avenue, South Pasadena, California 91030, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members. The directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The nominees for election by the stockholders are Ming Hsieh, John C. Bolger, John P. Stenbit and Kenneth R. Thornton, who are each members of our present Board of Directors.

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.

Information Regarding Directors

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

Name	Age	Present Position with the Company
Ming Hsieh	51	President, Chief Executive Officer and Chairman of the Board of Directors
John C. Bolger	60	Director
John P. Stenbit	67	Director
Kenneth R. Thornton	65	Director

Ming Hsieh has served as our Chief Executive Officer, President and Chairman of the Board of Directors since founding Cogent in 1990. Mr. Hsieh is responsible for our executive management and his responsibilities include long-range planning and corporate growth, as well as developing and implementing company policies, procedures and philosophy. Prior to founding Cogent, Mr. Hsieh founded and was Vice President of AMAX Technology from 1987 to 1990. Prior to that, Mr. Hsieh was a research and development engineer at International Rectifier from 1985 to 1987. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from the University of Southern California in 1984.

John C. Bolger has served as a director since March 2004. Mr. Bolger is a retired Vice President of Finance and Administration of Cisco Systems, Inc., a manufacturer of computer networking systems. Mr. Bolger is currently a private investor and has served as a director of Integrated Device Technology, Inc. since 1993, Wind River Systems, Inc. since 2000, Mission West Properties, Inc. since 1998 and Mattson Technology, Inc. since 2006, all of which are public companies. Mr. Bolger received a B.A. from the University of Massachusetts in 1969 and an M.B.A. from Harvard University in 1971. He is a Certified Public Accountant.

John P. Stenbit has served as a director since April 2004. Mr. Stenbit participated as a member of Secretary Rumsfeld’s staff in conjunction with the transformation of the entire Department of Defense during his two terms of service from September 1973 to April 1977. Mr. Stenbit served as the Assistant Secretary of Defense Networks and Information Integration (NII), previously known as Command, Control, Communications, and Intelligence (C3I), at the Pentagon from August 2001 to March 2004. Mr. Stenbit also worked at TRW, Inc. from September 1968 to August 1973, and from May 1977 to April 2001, most recently as an executive vice president. Mr. Stenbit has chaired advisory committees for the Administrator of the Federal Aviation Administration, as well as served as a member of advisory committees on information security, strategic systems, telecommunications, submarines, and future warfare defense communications. Mr. Stenbit has served as a director of SMA, Inc. since 2004, SI International, Inc. since 2004, Viasat, Inc. since 2004 and Loral Space & Communications since 2006, all of which are public companies. Mr. Stenbit received a B.S in 1961 and an M.S. in 1962 from the California Institute of Technology and attended the Technische Hogeschool in the Netherlands from 1962 to 1963 and 1965 to 1967.

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Kenneth R. Thornton has served as a director since June 2004. Mr. Thornton worked for International Business Machines (IBM) from November 1967 until April 2001 when he retired as General Manager Worldwide Public Sector. Mr. Thornton has served as a director of CyberSource Corporation, a public company, since April 2001 and Hire Networks Corporation since November 2001. Mr. Thornton received his B.S. from Barton College in 1964.

Note Regarding “Controlled Company” Status

Our company is a “controlled company” under the Nasdaq Stock Market qualitative listing standards, and therefore we are entitled to exemptions from certain of the Nasdaq Stock Market qualitative listing standards. These requirements are generally intended to increase the likelihood that a Board of Directors will make decisions in the best interests of stockholders. Specifically, we are not required to have a majority of our directors be independent or to have compensation, nominating and corporate governance committees comprised solely of independent directors. We currently do not avail ourselves of the controlled company exemptions. However, we may avail ourselves of the controlled company exemptions in the future.

Board Committees and Meetings

During the fiscal year ended December 31, 2006, the Board of Directors held four meetings. The Board of Directors has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee.

The members of our Audit Committee are John C. Bolger, John P. Stenbit and Kenneth R. Thornton. Mr. Bolger is the chair of our Audit Committee, and the Board of Directors has determined that Mr. Bolger is an Audit Committee financial expert, as defined in the rules of the Securities and Exchange Commission (“SEC”). The Audit Committee oversees, reviews and evaluates our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee held five meetings during the fiscal year ended December 31, 2006. The Board of Directors has determined that all members of the Audit Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Audit Committee acts pursuant to a written charter.

The members of our Compensation Committee are John C. Bolger, John P. Stenbit and Kenneth R. Thornton. Mr. Thornton is the chair of our Compensation Committee. The Compensation Committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers, including the Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee. The Compensation Committee held five meetings during the fiscal year ended December 31, 2006. The Board of Directors has determined that all members of the Compensation Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Compensation Committee acts pursuant to a written charter.

The members of our Nominating and Corporate Governance Committee, referred to as the “Nominating Committee,” are John C. Bolger, John P. Stenbit and Kenneth R. Thornton. Mr. Stenbit is the chair of our Nominating Committee. The Nominating Committee identifies prospective candidates to serve on the Board of Directors, recommends nominees for election to the Board of Directors, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to the Board of Directors, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating Committee held one meeting during the fiscal year ended December 31, 2006. The Board of Directors has determined that all members of the Nominating Committee are independent (as independence is defined in the Nasdaq Stock Market qualitative listing standards). The Nominating Committee acts pursuant to a written charter.

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During the fiscal year ended December 31, 2006, each member of the Board of Directors attended 75% or more of the aggregate number of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which he was a director or committee member, respectively. Each member of the Board of Directors attended the Company’s 2006 Annual Meeting of Stockholders.

Director Nominations

The Nominating Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

In fulfilling its responsibilities, the Nominating Committee considers the following factors: (i) the appropriate size of the Board of Directors and its committees; (ii) the needs of the Company with respect to the particular talents and experience of its directors; (iii) the knowledge, skills and experience of nominees, including experience in the biometrics industry, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors; (iv) experience with accounting rules and practices; (v) applicable regulatory and securities exchange/association requirements; and (vi) a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board of Directors must, and believes that it is preferable that more than one member of the Board of Directors should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. In addition, although the Company is a “Controlled Company” under the Nasdaq Stock Market qualitative listing standards and therefore is not required to have a majority of its directors be independent, the Nominating Committee currently believes that it is preferable that at least a majority of the members of the Board of Directors meet the definition of “independent director” under the Nasdaq Stock Market qualification standards or the qualification standards of any other applicable self regulatory organization. The Nominating Committee also believes it appropriate for the Company’s Chief Executive Officer to participate as a member of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and Board of Directors will be polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. If the Nominating Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating Committee will evaluate any recommendation for director nominee proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s common stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the

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recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with the Company’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date a proxy statement was mailed to stockholders in connection with the prior year’s annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to the Company’s Chief Financial Officer in writing at 209 Fair Oaks Avenue, South Pasadena, California 91030 and must contain the following information:

•

a statement by the stockholder that he/she/it is the holder of at least 1% of the outstanding shares of the Company’s common stock and that the stock has been held for at least a year prior to the date of the submission and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

•	the candidate’s name, age, contact information and current principal occupation or employment;

•

a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

•	the candidate’s resume; and

•	three (3) references.

The Nominating Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

Communications with Directors

The Board of Directors has adopted a Stockholders Communications with Directors Policy. The Stockholders Communications with Directors Policy is available at the Company’s website at www.cogentsystems.com. Once on our home page, click on “Investor Relations,” then click on “Corporate Governance” and then click on “Stockholder Communications with Directors Policy.” The policy is on this web page.

Director Attendance at Annual Meetings

The Board of Directors has adopted a Board Member Attendance at Annual Meetings Policy. This policy may be found at www.cogentsystems.com. Once on our home page, click on “Investor Relations,” then click on “Corporate Governance” and then click on “Board Member Attendance at Annual Meetings Policy.” The policy is on this web page.

Code of Ethics

The Board of Directors has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code of Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.

Corporate Governance Documents

The Company’s corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Code of Ethics, are available, free of charge, on our website at www.cogentsystems.com. Please note, however, that the information

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contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, Cogent, Inc., 209 Fair Oaks Avenue, South Pasadena, California 91030.

Board Member Independence

The Board of Directors has determined that, except for Mr. Hsieh, all of the members of the Board of Directors are “independent” as independence is defined in the Nasdaq Stock Market qualification standards. Mr. Hsieh is not considered independent because he is currently employed by the Company. As previously noted, the Company is a “Controlled Company,” and therefore is not required to have a majority of directors that are “independent” under the Nasdaq Stock Market qualitative listing standards.

Report of the Audit Committee

The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with Deloitte & Touche LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the audit committee has discussed with Deloitte & Touche LLP their independence from management and our company, has received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee met with Deloitte & Touche LLP to discuss the overall scope of their audit. The meetings with Deloitte & Touche LLP were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2006. The audit committee and our board of directors also have recommended the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2007.

This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Audit Committee.

John C. Bolger

John P. Stenbit

Kenneth R. Thornton

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Compensation of Directors

Each of our non-employee directors is paid $20,000 annually and is reimbursed for reasonable expenses incurred in connection with performance of their duties as directors. Upon their election to our board of directors, each of our non-employee directors is granted an initial option to purchase up to 40,000 shares of our common stock at the then fair market value pursuant to the terms of our 2004 Equity Incentive Plan. In addition, each non-employee director is automatically granted an option to purchase up to 10,000 shares of our common stock if he or she remains on the board of directors on the date of each annual meeting of stockholders (unless he or she joined our board of directors within six months of such meeting). Each non-employee director also receives cash compensation of $2,000 for attendance at each board meeting. Additionally, the chairperson of each of the audit committee and the compensation committee receives $2,500 and $1,500, respectively, and members of the audit committee and compensation committee (not including chairpersons) receive $1,500, and $1,000, respectively, for attendance at each meeting of such committees.

Director Compensation Table

The following table summarizes compensation that our directors (other than directors who are named executive officers) earned during 2006 for services as members of our board of directors.

Name	Fees earned or paid in cash ($)	Option Awards ($)(1)	Total ($)
John Bolger(2)	$43,500	$72,603	$116,103
John P. Stenbit(3)	39,500	72,603	112,103
Kenneth R. Thornton(4)	41,500	72,603	114,103

(1)	Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to SFAS 123R with respect to 2006. The assumptions we used with respect to the valuation of option grants are set forth in Note 2 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2006.
(2)	Mr. Bolger has options to purchase 45,000 shares outstanding as of December 31, 2006.
(3)	Mr. Stenbit has options to purchase 60,000 shares outstanding as of December 31, 2006.
(4)	Mr. Thornton has options to purchase 60,000 shares outstanding as of December 31, 2006.

Our board of directors recommends a vote “FOR” each nominee listed above. Proxies solicited by our board of directors will be so voted unless stockholders specify otherwise on the accompanying proxy card.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the shares of our common stock as of June 1, 2007, by: (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock; (ii) each executive officer listed in the Summary Compensation Table; (iii) each of our directors; and (iv) all of our executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of the individuals listed below is the address appearing on the cover of this Proxy Statement.

	Shares Beneficially Owned
Name or Group of Beneficial Owners	Number	Percent(1)
Named Executive Officers:
Ming Hsieh(2)	50,819,965	53.8%
Paul Kim(3)	412,152	*
Michael Hollowich(4)	107,313	*
James Jasinski(5)	161,215	*

Directors:
John Bolger(6)	13,000	*
John P. Stenbit(7)	40,000	*
Kenneth R. Thornton(8)	42,500	*

5% Stockholders:
T. Rowe Price Associates, Inc.(9)	9,375,711	9.9%
100 E. Pratt Street
Baltimore, MD 21202

Executive officers and directors as a group (7 persons)(10)	51,596,145	54.2%

*	Represents less than 1%.
(1)	Applicable percentage ownership is based on 94,375,566 shares of our common stock outstanding as of June 1, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to applicable community property laws. Shares of our common stock subject to options currently exercisable, or exercisable within 60 days after June 1, 2007, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Includes 9,480,872 shares held by The Ming Hsieh Revocable Family Trust dated November 1, 2006. Mr. Hsieh is the trustee of such trust.
(3)	Consists of 412,152 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.
(4)	Consists of 107,313 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.
(5)	Includes 160,000 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.
(6)	Includes 10,000 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.
(7)	Consists of 40,000 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.
(8)	Includes 37,500 shares issuable upon the exercise of options that are exercisable within 60 days after June 1, 2007.

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(9)	Based solely upon the Schedule 13G/A filed on February 13, 2007 by T. Rowe Price Associates, Inc.
(10)	Includes an aggregate of 766,965 shares issuable upon the exercise of options granted to our executive officers and directors that are exercisable within 60 days after June 1, 2007.

Equity Compensation Plan Information

Information about our equity compensation plans at December 31, 2006 that were either approved or not approved by our stockholders was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column)
Equity compensation plans approved by our stockholders(1)	2,489,607	$4.33	3,795,736
Equity compensation plans not approved by our stockholders(2)	—	—	—
Total	2,489,607	4.33	3,795,736

(1)	Includes our 2000 Stock Option Plan and our 2004 Equity Incentive Plan. However, no future grants may be made under our 2000 Stock Option Plan.
(2)	All of our equity compensation plans were approved by our stockholders.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth information as to persons who serve as our executive officers as of June 1, 2007:

Name	Age	Position(s)
Ming Hsieh	51	President, Chief Executive Officer and Chairman of the Board of Directors
Paul Kim	39	Chief Financial Officer
Michael Hollowich	60	Executive Vice President, Operations
James Jasinski	57	Executive Vice President, Federal and State Systems

For information regarding Mr. Hsieh, see “Proposal 1—Election of Directors.”

Paul Kim has served as our Chief Financial Officer since January 2004. Prior to that, Mr. Kim was the Chief Financial Officer of JNI Corporation, a storage area network technology company, from September 2002 until December 2003. From October 1999 to August 2002, Mr. Kim was Vice President, Finance and Corporate Controller of JNI. Prior to joining JNI, he served as Vice President of Finance and Administration for Datafusion Inc., a privately held software development company, from January 1998 until October 1999. From April 1996 to January 1998, Mr. Kim was the Corporate Controller for Interlink Computer Sciences, Inc., a public enterprise software company. From January 1990 to April 1996, Mr. Kim worked for Coopers and Lybrand L.L.P., leaving as an audit manager. Mr. Kim received a B.A. from the University of California at Berkeley in 1989 and is a Certified Public Accountant.

Michael Hollowich joined Cogent in February 2001. He currently serves as Executive Vice President, Operations. Mr. Hollowich is responsible for internal operations related to new project management and user support, as well as qualification of new business targets and preparation of proposals. Prior to joining us, Mr. Hollowich served at TRW (Northrup Grumman) from April 1969 to February 2001, where he held senior business development and project management positions including project director for the United Kingdom’s National Automated Fingerprint Identification System as well as the project manager for the NASA Spacelab Payload Integration project. While at TRW, Mr. Hollowich worked overseas on projects in the United Kingdom, Germany, Belgium and Denmark. Mr. Hollowich received a B.S. from the University of California at Los Angeles in 1969.

James Jasinski joined Cogent in May 2002. He currently serves as Executive Vice President, Federal and State Systems. Mr. Jasinski is responsible for support of existing clients at the federal and state levels, development of new business opportunities, and establishment of new project offices as needed for the management of new contracts. He also manages our Reston, Virginia, Ohio and London offices. Prior to joining us, Mr. Jasinski was a Vice President for DynCorp Systems and Solutions from December 2000 to May 2002. From May 1978 through December 2000, Mr. Jasinski worked at the Federal Bureau of Investigation. Mr. Jasinski received a JD from Union University, Albany Law School in 1976 and a B.A. from State University of New York at Buffalo in 1973.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis explains the material elements of the compensation awarded to, earned by, or paid to each of our executive officers who served as our named executive officers during the last completed fiscal year.

Compensation Program Objectives and Philosophy

The compensation committee of our board of directors currently oversees the design and administration of our executive compensation program. Our compensation committee’s primary objectives in structuring and administering our executive officer compensation program are to:

1.	attract, motivate and retain talented and dedicated executive officers;

2.	tie annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives; and

3.	reinforce business strategies and objectives for enhanced stockholder value.

To achieve these goals, our compensation committee maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as financial and operational performance, as measured by metrics such as revenue and operating income. Our compensation committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with those of executives at other companies of similar size and stage of growth, while taking into account our relative performance and our own strategic goals.

The principal elements of our executive compensation program are base salary, annual cash bonus awards, long-term equity incentives in the form of stock options, other benefits and perquisites, post-termination severance and acceleration of stock option vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits and a qualified 401(k) savings plan.

We view these components of compensation as related but distinct. Although our compensation committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarking consistent with our recruiting and retention goals, our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance.

Determination of Compensation Awards

Our compensation committee currently performs at least annually a strategic review of our executive officers’ compensation to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable officers in other similarly situated companies. Our compensation committee’s most recent review occurred in February 2007 when our compensation committee retained a compensation consulting firm to assist it in evaluating our compensation practices.

Typically, our compensation committee meetings have included, for all or a portion of each meeting, the committee members, our chief executive officer and our chief financial officer. For compensation decisions relating to executive officers other than our chief executive officer, our compensation committee typically considers recommendations from our chief executive officer.

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When determining compensation for our chief executive officer, our compensation committee also takes into account the distinct nature of our ownership, which has existed since prior to our initial public offering in 2004 (the “IPO”) and continues today. Specifically, Mr. Hsieh, our chief executive officer, was our sole stockholder prior to our IPO, continues to hold a majority of our common stock and has received significant liquidity since our IPO.

It is our policy generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits us from deducting the compensation of officers that exceeds $1,000,000 unless that compensation is based on the achievement of objective performance goals. We believe our 2004 Equity Incentive Plan is structured to qualify stock options, restricted share and stock unit awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, we reserve the discretion to pay compensation to our officers that may not be deductible.

Benchmarking of Compensation.

The compensation committee believes it is important when making its compensation-related decisions to be informed as to current practices of similarly situated companies. As a result, the compensation committee reviews third-party surveys and other information collected from public sources for executive officers at peer companies. The compensation committee also receives the recommendation of our chief executive officer on compensation for other executive officers. Historically, the compensation committee has not engaged third party consultants to advise the compensation committee on compensation matters. However, in early 2007, the compensation committee commissioned a study conducted by an outside consulting firm that specializes in executive compensation. This study reviewed the cash and equity compensation practices of two groups of companies with annual revenues ranging from $100 million to $200 million: (i) a group of 32 companies in the industries in which we compete and (ii) a group of 65 technology companies. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

Base Compensation

We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals, while taking into account the unique circumstances of our company. We review base salaries for our named executive officers annually and increases are based on our performance and individual performance. We also take into account the base compensation that is payable by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives. The base salary of our chief executive officer, Mr. Hsieh, is reviewed and recommended by our compensation committee, whose members are all of our independent directors.

For 2006, our compensation committee determined that is was appropriate to increase Mr. Hsieh’s annual base salary from $257,500 to $265,226 in light of his experience and contributions to our growth. Additionally, our compensation committee recommended, and our board approved, base salary increases for Messrs. Kim, Hollowich and Jasinski. Mr. Kim’s annual base salary in 2005 was set at $214,300 and was increased to $222,000 for 2006. Mr. Hollowich’s annual base salary in 2005 was set at $180,536 and was increased to $190,534 for 2006. Mr. Jasinski’s annual base salary in 2005 was set at $183,600 and was increased to $189,134 for 2006. For 2006, the base salaries accounted for 100% of total compensation for our chief executive officer and approximately 75% on average for our other named executive officers.

In February 2007, the compensation committee increased Mr. Hsieh’s annual base salary by 3% to $273,000, Mr. Hollowich’s annual base salary by 3% to $197,000 and Mr. Jasinski’s annual base salary by 4% to $197,000. In awarding these increases, the committee considered our performance in 2006, the base salaries paid

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by our peer companies to similarly situated executives and Mr. Hsieh’s position as the holder of a majority of our outstanding common stock. With respect to Mr. Kim, the compensation committee increased his base annual salary by 13%, to $250,000, so that it would be at or near the 50th percentile of salaries for chief financial officers at our peer companies (based, in part, on the salary information provided by our outside compensation consultants in early 2007). The compensation committee believes that this increase in Mr. Kim’s base annual salary was necessary to continue to retain his services in a competitive market.

Annual Cash Bonus Awards

In early 2006, our compensation committee met and determined that as part of our compensation program and in order to maintain appropriate financial incentives, our executive officers should be eligible for cash bonus compensation based upon the achievement of certain performance objectives during the fiscal year. At each of its meetings in 2006, the compensation committee discussed the appropriate performance objectives to be considered in evaluating potential cash bonus awards for our executive officers. Financial performance objectives were emphasized for our chief executive officer, while operating objectives were emphasized for our other executive officers. In December 2006, consistent with our historical practices, the compensation committee received the recommendation of our chief executive officer regarding cash bonuses for our executive officers for our 2006 fiscal year. Our compensation committee adopted the recommendation of our chief executive officer and paid cash bonuses of $50,000 to each of Messrs. Kim, Hollowich and Jasinski. We did not pay a cash bonus to Mr. Hsieh for the 2006 fiscal year. For our executive officers (other than our chief executive officer) in 2006, their cash bonus, on average, accounted for approximately 25% of their respective total compensation.

In February 2007, our compensation committee evaluated our cash bonus compensation practices in light of the objectives of our compensation program. Based on this evaluation, our compensation committee determined that it was appropriate for our executive officers to be eligible for cash compensation pursuant to an annual cash bonus plan. Under the terms of the bonus plan, the compensation committee establishes performance objectives and annual target bonus amounts for each executive officer. In determining the appropriate level of target bonus for each officer, the compensation committee considers information provided through independent, third-party surveys and other information collected from public sources for similar positions at peer companies.

In the first quarter of 2007, the compensation committee worked with senior management to establish the annual target bonus amounts and performance objectives under the bonus plan. For fiscal 2007, each executive officer’s target bonus under the bonus plan will be a specified percentage of the executive officer’s base salary, and will range from 2% to 70% of an individual’s base salary.

The performance objectives for fiscal year 2007, described below, were approved in February 2007. For each performance objective there is a formula that establishes a specific cash payout for each executive officer based on a percentage of the individual’s base salary. For the 2007 fiscal year, the formula for payments under the bonus plan will be based on the achievement of the following objectives: (1) meeting certain financial targets, (2) winning key contracts and (3) expanding our customer base. With respect to these objectives, we have to achieve a specified minimum for the year in order for the objective to be considered in the determination of bonuses. We believe that the performance objectives are moderately difficult to achieve and that performance at a high level while devoting full time and attention to their responsibilities will be required for our executive officers to earn their respective cash bonuses.

Equity Compensation

We believe that equity ownership by our executive officers provides important incentives to build stockholder value and align the interests of executive officers with those of our stockholders. The compensation committee develops its equity award determinations based on its judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain,

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motivate and adequately award the executives. This judgment is based in part on information provided by reviewing the equity compensation practices of companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives.

We have not granted any equity awards to our named executive officers since our IPO. Prior to the IPO, our named executive officers (excluding our chief executive officer) were granted substantial equity awards. In light of the appreciation in value and increase in liquidity resulting from our IPO, we believe that the pre-IPO grants, which continue to vest through 2008, have continued to sufficiently incentivize our executives (excluding our chief executive officer), and thus the objectives of our executive compensation program have been met without granting additional equity awards to our named executive officers. As previously discussed, our chief executive officer was our sole stockholder prior to our IPO and continues to control a majority of our outstanding capital stock. In light of these circumstances, our compensation committee has taken the position that it was not necessary to grant equity awards to Mr. Hsieh in order to fulfill the objectives of our executive compensation program.

We grant equity compensation to our executive officers and other employees under our 2004 Equity Incentive Plan, which we refer to as the 2004 Plan. Our stock options have a 10-year contractual term. In general, the option grants are also subject to post-termination and change in control provisions. Beginning on January 1, 2006, we began accounting for stock-based payments in accordance with the requirements of FASB Statement 123R.

For 2007, our compensation committee has not determined what, if any, equity incentives it will award to our named executive officers. However, our compensation committee continues to believe that it is not necessary to grant Mr. Hsieh equity awards in order to fulfill the objectives of our executive compensation program.

Executive Benefits and Perquisites

We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan. After one year of service we contribute up to an amount equal to 3% of an individual’s annual base salary to our 401(k) plan. We provide these benefits to create additional incentives for our executives and to remain competitive in the general marketplace for executive talent.

Change in Control and Severance Benefits

Pursuant to the employment agreement entered in connection with his hiring in January 2004, we provide the opportunity for our chief financial officer to receive additional compensation and benefits in the event of severance or change in control. Our severance and change in control provisions for our chief financial officer are summarized below in “—Employment Agreements” and “—Potential Payments Upon Termination or Change in Control.” Our analysis indicates that our severance and change in control provisions are consistent with the provisions and benefit levels of other companies disclosing such provisions as reported in public SEC filings. We believe our arrangements with our chief financial officer are reasonable.

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The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer, our Chief Financial Officer and our two other executive officers during 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Ming Hsieh, Chief Executive Officer	2006	$265,226	$—	$6,600	(1)	$271,826

Paul Kim, Chief Financial Officer	2006	222,000	50,000	6,600	(1)	278,600

Michael Hollowich Executive Vice President, Operations	2006	190,534	50,000	17,039	(2)	257,573

James Jasinski, Executive Vice President, Federal and State Systems	2006	189,134	50,000	10,610	(3)	249,744

(1)	Consists of contributions made by us to our 401(k) plan on behalf of the named individuals.
(2)	Consists of (i) $11,323 we paid to Mr. Hollowich in lieu of a health insurance contribution and (ii) $5,716 of contributions made by us to our 401(k) plan on behalf of Mr. Hollowich.
(3)	Consists of (i) $4,936 we paid to Mr. Jasinski in lieu of a health insurance contribution and (ii) $5,674 of contributions made by us to our 401(k) plan on behalf of Mr. Jasinski.

Outstanding Equity Awards at December 31, 2006

The following table summarizes the number of securities underlying outstanding option awards under our equity compensation plans for each named executive officer as of December 31, 2006. There are no outstanding unvested shares of restricted stock held by our named executive officers as of December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Ming Hsieh	—	—		—	—

Paul Kim	278,558	222,657	(1)	1.00	1/5/2014

Michael Hollowich	2	—		0.60	3/1/2012
	44,720	6,250	(2)	0.75	1/1/2013
	10,000	12,500	(2)	1.00	1/1/2014
	26,342	37,499	(2)	4.50	6/22/2014

James Jasinski	`10,000	—		0.60	5/1/2012
	32,500	7,500	(2)	0.75	1/1/2013
	27,500	12,500	(2)	1.00	1/1/2014
	62,501	37,499	(2)	4.50	6/22/2014

(1)	These options were granted pursuant to our 2000 Stock Option Plan. They have the following vesting schedule: 237,500 vest on April 5, 2004, 178,124 shares vest on January 5, 2005, and 44,532 shares vest on each subsequent calendar quarter thereafter. In the event of a change of control, all unvested shares will immediately vest.
(2)	These options were granted pursuant to our 2000 Stock Option Plan and vest 25% on the first anniversary of issuance and in equal monthly installments over the subsequent three years.

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Option Exercises and Stock Vested

The following table provides information regarding exercises of stock options by each of our named executive officers during 2006. None of our named executive officers had shares of restricted stock vest in 2006.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Ming Hsieh	—	$—
Paul Kim	—	—
Michael Hollowich	12,498	160,599
James Jasinski	—	—

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.

Employment Agreements

Employment Agreement with Paul Kim

We entered into an employment agreement with Paul Kim, our Chief Financial Officer, on January 5, 2004. The employment agreement provides for an initial annual base salary of $208,000 and a one-time initial bonus of $20,000. Pursuant to the employment agreement Mr. Kim is also eligible to receive an annual incentive bonus at the discretion of our compensation committee. Compensation for Mr. Kim is subject to normal periodic review by our compensation committee. Mr. Kim’s current annual base salary, as approved by our board of directors, is $250,000 and he is currently eligible to receive an annual bonus of from 2% to 70% of his annual base salary. Mr. Kim is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

Mr. Kim’s employment agreement also provides that he is eligible to participate in our stock incentive plan. On January 5, 2004, Mr. Kim was granted an option to purchase up to 950,000 shares at an exercise price of $1.00 per share, with 237,500 shares vesting on April 5, 2004, 178,124 shares vesting on January 5, 2005, and 44,532 shares vesting on each subsequent calendar quarter thereafter. In the event of a change of control, all unvested shares will immediately vest.

Mr. Kim’s employment may be terminated at any time, with or without cause, by Mr. Kim or by us. If Mr. Kim terminates his employment as the result of a status event (as defined in the agreement), we will provide payment of salary for the three months following the termination of employment. In addition, Mr. Kim is eligible for severance pay of up to one year of his annual salary if he terminates his employment following a change in control (as defined in the agreement).

Employment Agreement with James J. Jasinski

We entered into an employment agreement with James J. Jasinski, our Executive Vice President, Federal and State Systems, in May 2002. The employment agreement provides for an initial base salary of $160,000 per year and a one-time sign-on bonus of $10,000. Compensation for Mr. Jasinski is subject to normal periodic review by our compensation committee. Mr. Jasinski’s current annual base salary, as approved by the board of directors, is $197,000 and he is currently eligible to receive an annual bonus of from 2% to 70% of his annual base salary. Mr. Jasinski is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

Mr. Jasinski’s employment may be terminated at any time, with or without cause and with or without notice, by Mr. Jasinski or us. The employment agreement states that Mr. Jasinski’s employment is of no set duration.

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Employment Agreement with Michael Hollowich

We entered into an employment agreement with Michael Hollowich, our Executive Vice President, Operations, in February 2001. The employment agreement provides for an initial base salary of $150,000 per year. Compensation for Mr. Hollowich is subject to normal periodic review by our compensation committee. Mr. Hollowich’s current annual base salary, as approved by the board of directors, is $197,000, and he is currently eligible to receive an annual bonus of from 2% to 70% of his annual base salary. Mr. Hollowich is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

Mr. Hollowich’s employment may be terminated at any time, with or without cause and with or without notice, by Mr. Hollowich or us. The employment agreement states that Mr. Hollowich’s employment is of no set duration.

Potential Payments Upon Termination or Change in Control

Pursuant to the employment agreement of Mr. Kim, if he terminates his employment following a “Control Event” we are required to provide continued payment of Mr. Kim’s base salary for the twelve months following the termination of employment. Assuming Mr. Kim terminated his employment as of December 31, 2006 following a Control Event, Mr. Kim would be entitled to be paid $222,000 over the twelve month period following such termination in accordance with our regular payroll practices.

In addition, Mr. Kim holds options that would immediately vest in the event of a Control Event. Assuming a Control Event occurred on December 31, 2006, Mr. Kim would be entitled to accelerated vesting of 222,657 outstanding options with a value of $2,228,797, based on the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2006, the last trading day of 2006.

For purposes of Mr. Kim’s employment agreement and option agreement, a “Control Event” is (a) a sale of substantially all of our assets to a natural person not currently affiliated, directly or indirectly, with us or to an entity in which at least 50% of the voting power is held by a person or persons who are not shareholders of us immediately prior to the consummation of such transaction (such natural person or entity, a “Non-Affiliate”), (b) a sale or transfer, by us or any of our shareholders, to a Non-Affiliate of shares of capital stock or other securities having at least 50% of our voting power following such sale, or (c) a consolidation, merger or other reorganization involving us in which the surviving corporation, whether or not us, is a Non-Affiliate, in each case in a single transaction or a series of related transactions, other than a public offering of such capital stock pursuant to a registration statement declared effective by the Securities and Exchange Commission.

In addition, pursuant to the employment agreement of Mr. Kim, if he terminates his employment following a “Status Event,” if he terminates his employment based on our failure to comply with any provision of his employment agreement or if we terminate his employment without cause, then we are required to provide continued payment of Mr. Kim’s base salary for the three months following the termination of employment. Assuming Mr. Kim’s employment were terminated as of December 31, 2006, by Mr. Kim following a Status Event, by Mr. Kim based on our failure to comply with any provision of his employment agreement or by us without cause, Mr. Kim would be entitled to be paid $55,500 over the three month period following such termination in accordance with our regular payroll practices. Notwithstanding the foregoing, we shall not be obligated to make the foregoing payment to Mr. Kim if he breaches his ongoing obligations under the employment agreement, including his obligation to safeguard the confidentiality of our Confidential Material (as defined in the employment agreement) and his obligation to not, for a period of one year following the termination of his employment, solicit any of our employees or customers.

For purposes of Mr. Kim’s employment agreement, (i) “Status Event” means our failure to elect and maintain Mr. Kim as our chief financial officer; and (ii) we may terminate Mr. Kim for “cause” upon the occurrence of any of the following: (a) Mr. Kim’s conviction (which conviction, through lapse of time or otherwise, is not subject to appeal) in a court of law of, or plea of nolo contendere to, a felony or a crime

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involving moral turpitude, (b) the violation by Mr. Kim of his fiduciary duty to us or Mr. Kim’s breach of any of his obligations under the employment agreement in any material respect, or (c) Mr. Kim’s taking or failing to take any action, or engaging or failing to engage in any conduct or activity, which taking or engaging or failing to do so has, or should reasonably be expected to have, a material adverse effect on our business, operation, condition (financial or other), prospects or reputation.

Compensation Committee Interlocks and Insider Participation

In fiscal 2006, the members of our Compensation Committee were Messrs. Bolger, Stenbit and Thornton, who are all non-employee directors. None of such committee members (i) was, during fiscal 2006, an officer or employee of us or any of our subsidiaries, (ii) is formerly an officer of us or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us pursuant to any paragraph of Item 404 of SEC Regulation S-K.

Report of the Compensation Committee

The compensation committee establishes and oversees the design and functioning of our executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for the 2007 Annual Meeting.

COMPENSATION COMMITTEE

John Bolger

John P. Stenbit

Kenneth R. Thornton

Certain Relationships and Related Transactions

Since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Pursuant to the charter of our audit committee, all transactions between us and any of our directors, executive officers or related parties are subject to review by our audit committee.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of Deloitte & Touche LLP.

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2005 and 2006 by Deloitte & Touche LLP:

	2005	2006
Audit Fees(1)	$1,048,580	$1,036,434
Audit Related Fees(2)	—	—
Tax Fees(3)	122,925	354,139
All Other Fees(4)	—	—

(1)	Audit Fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and billings for professional services performed in connection with our follow-on public offering in June 2005.
(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred during 2005 or 2006.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for other permissible work by Deloitte & Touche LLP that is not included within the above category descriptions. There were no such fees incurred during 2005 or 2006.

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval. All “Tax Fees” listed in the table above were approved by the audit committee pursuant to its pre-approval policies and procedures.

Our board of directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COGENT, INC.

2004 EQUITY INCENTIVE PLAN

Our 2004 Equity Incentive Plan, or the 2004 Plan, was approved by our board of directors and by our stockholders in April 2004. Our stockholders are being asked to approve the amendment and restatement of the 2004 Plan. The 2004 Plan is being amended and restated to permit certain awards to qualify for the exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) for performance-based compensation. Approval requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting. Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

Subject to stockholder approval, our board of directors approved the amendment and restatement of the 2004 Plan in June 2007 to: (a) impose a per person limit on the number of shares subject to awards of options and stock appreciation rights that may be awarded to a participant in any calendar year, (b) impose a per person limit on the number of shares subject to awards of restricted stock, restricted stock units and performance shares intended to qualify as performance-based compensation under Code Section 162(m), and (c) to impose a dollar limit on the value of performance units intended to qualify as performance-based compensation under Code Section 162(m) that may be awarded to a participant in any calendar year. The imposition of the per person limits as described in more detail under the general description of the 2004 Plan below is conditioned upon approval of the stockholders.

Under Code Section 162(m) no deduction is allowed in any taxable year of a company for compensation in excess of $1 million paid to a company’s “covered employees” (a company’s chief executive officer and up to three other most highly paid executive officers, but not including a company’s chief financial officer). An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options, stock appreciation rights, restricted stock, restricted stock units and performance shares (and with respect to performance units, the maximum dollar amount) that may be granted to eligible participants under such plan in any calendar year. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount, as applicable, equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. In order for awards of restricted stock, restricted stock units, performance shares and performance units to qualify as performance-based compensation, the administrator of a plan must establish a performance goal with respect to such award in writing not later than ninety (90) days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The proposed amendment and restatement of the 2004 Plan is designed to permit the compensation committee to continue to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m). While Code Section 162(m) generally became effective in 1994, a special rule allows certain awards granted under the 2004 Plan to be treated as qualifying under Section 162(m) without having a per-person share limit until stockholders approve a material modification of the 2004 Plan after the initial public offering occurs. We are asking our stockholders to approve this Proposal No. 3 in order to comply with the transition rules under Code Section 162(m).

If the stockholders do not approve the amended and restated 2004 Plan:

•	The 2004 Plan will continue in full force in accordance with its terms as they are now in effect; and

•	We will not grant awards to covered employees for future performance periods.

The Board of Directors recommends a vote “FOR” the ratification and approval of an amendment and restatement of the Company’s 2004 Equity Incentive Plan.

A general description of the proposed amendment and restatement of the principal terms of the 2004 Plan is set forth below. This description is qualified in its entirety by the terms of the Cogent, Inc. 2004 Equity Incentive Plan, as amended and restated, a copy of which is attached hereto as Annex A.

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General Description

The 2004 Plan is intended to make available incentives that will assist us in attracting, retaining and motivating employees whose contributions are essential to our success. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units and deferred stock awards.

As of June 1, 2007, 464,075 shares of common stock were subject to outstanding awards under the 2004 Plan. As of June 1, 2007, approximately 170 officers, employees, directors and consultants of the Company were eligible to receive grants under the 2004 Plan. As of June 1, 2007, the fair market value of a share of our common stock as reported on the NASDAQ Global Select Market was $15.50.

Shares Subject to 2004 Plan. A total of 16,000,000 shares of our common stock was initially authorized and reserved for issuance under the 2004 Plan, and the maximum number of shares of our common stock that may be awarded pursuant to incentive stock options was 16,000,000 shares. Notwithstanding the foregoing, the actual number of awards which may be granted under the 2004 Plan shall be reduced, at all times, by the number of stock options outstanding under our 2000 Stock Option Plan. As of June 1, 2007 1,932,863 shares of common stock were subject to outstanding awards under the 2000 Stock Option Plan. The number of shares reserved under the 2004 Plan automatically increases on each January 1st, through 2013, by an amount equal to the lesser of (a) one and a half percent (1.5%) of the number of shares of common stock issued and outstanding on the immediately preceding December 31st, or (b) 750,000 shares of common stock. Our board of directors may elect to reduce, but not increase without also obtaining stockholder approval, the number of additional shares authorized in any year. Appropriate adjustments will be made in the number of authorized shares and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2004 Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by tender of previously owned shares will be deducted from the shares available under the 2004 Plan.

As noted above, the 2004 Plan must be amended to provide the per-person limit on awards intended to be performance-based compensation in order for such awards to continue to be deductible under Code Section 162(m). Therefore, if approved by our stockholders, the maximum number of shares of our common stock with respect to which options and stock appreciation rights that may be granted to a participant in any calendar year is 16,000,000 shares of common stock. This limitation will be adjusted to prevent dilution or enlargement of a participant’s rights in the event of a stock split or other change in our capital structure.

In addition, if approved by our stockholders, for awards of restricted stock and restricted stock units intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares of our common stock that may be granted to a participant in any calendar year will be 16,000,000 shares. The foregoing limitation will be adjusted to prevent dilution or enlargement of a participant’s rights in the event of a stock split or other change in our capital structure.

Finally, if approved by our stockholders, no participant will be granted performance shares for more than 16,000,000 shares of our common stock in any calendar year and no participant will be granted performance units that could result in such participant receiving more than $5,000,000 in respect of such performance units for any calendar year.

Administration. The administrator of our 2004 Plan will generally be the compensation committee of our board of directors, although the board may delegate to one or more of our officers authority, subject to limitations specified by the plan and the board, to grant stock options to service providers who are neither officers nor directors of us. Subject to the provisions of the plan, the administrator determines in its discretion the persons to

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whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. All awards must be evidenced by a written agreement between us and the participant. The administrator may amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The administrator has the authority to construe and interpret the terms of the 2004 Plan and awards granted under it. With respect to grants to officers and directors, the compensation committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code.

Eligibility. Awards may be granted under the 2004 Plan to our employees, including officers, directors, or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. While we grant incentive stock options only to employees, we may grant nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units to any eligible participant.

Transferability. All rights with respect to awards under the 2004 Plan may only be exercisable during the lifetime of the participant by the participant or the participant’s guardian or legal representative. Prior to the issuance of shares subject to any award, the award will generally not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of a participant or a participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, our board may permit further transferability of any SAR, on a general or specific basis, and may impose conditions and limitations on any permitted transferability. In addition, subject to local laws and procedures, each participant may file a written designation of a beneficiary who is to receive any benefit under the 2004 Plan to which the participant is entitled in the event of such participant’s death prior to receiving any and all such benefits.

Stock Options. The administrator may grant nonstatutory stock options, “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code, indexed stock options, or any combination of these. The exercise price of each option may not be less than one hundred percent (100%) of the fair market value of a share of our common stock on the date of grant. Any incentive stock option granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least one hundred ten percent (110%) of the fair market value of a share of our common stock on the date of grant and a term not exceeding five years. The term of all other options may not exceed ten years. Options vest and become exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the administrator. Unless a longer period is provided by the administrator, an option generally will remain exercisable for three (3) months following the participant’s termination of service, except that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for twelve (12) months, but in any event not beyond the expiration of its term.

Automatic Grant of Non-employee Director Stock Options. Only members of the board of directors who are not employees (a “non-employee director”) at the time of grant are eligible to participate in the non-employee director stock option component of the 2004 Plan. Upon first being elected or appointed as a non-employee director, an individual will be granted an initial option for 40,000 shares of our common stock on the day of his or her initial election or appointment. On the day of each annual meeting of stockholders, each non-employee director who remains in office immediately following the meeting will be granted an annual option for 10,000 shares of common stock. Provided, however, that a non-employee director granted an initial option within a period of six (6) months prior to the date of an annual meeting shall not be granted an annual option. The number of options subject to initial and annual director option grants will be adjusted to prevent dilution or enlargement of a participant’s rights in the event of a stock split or other change in our capital structure.

Each option granted under the non-employee director automatic grant program will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the

23

option, consistent with the provisions of the 2004 Plan. The per-share exercise price under each option will be equal to the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the closing price per share on the date of grant as reported on the Nasdaq Global Select Market.

Twenty-five percent (25%) of each initial option and annual option will become exercisable on the date one year after the date of grant and the remaining portion of the option shall become exercisable quarterly thereafter at the rate of 6.25% of each option for each quarter, subject to the non-employee director’s continuous service on our board of directors. Unless earlier terminated under the terms of the 2004 Plan or the option agreement, each option will remain exercisable for ten (10) years after grant. An option generally will remain exercisable for six (6) months following the non-employee director’s termination of service, provided that if service terminates as a result of death or disability, the option generally will remain exercisable for twelve (12) months, but in any event the option must be exercised no later than its expiration date. All other terms and conditions of non-employee director options are substantially equivalent to those described above for options generally.

Stock Appreciation Rights. A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation either in cash or in shares of our common stock. We may make this payment in a lump sum, or we may defer payment in accordance with the terms of the participant’s award agreement. The administrator may grant stock appreciation rights under the 2004 Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the administrator. The maximum term of any stock appreciation right granted under the 2004 Plan is ten (10) years.

Restricted Stock Awards. The administrator may grant restricted stock awards under the 2004 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase our common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to us. The administrator determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise determined by the administrator, a participant will forfeit any unvested shares upon voluntary or involuntary termination of service with us for any reason, including death or disability. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. Restricted stock units granted under the 2004 Plan represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The administrator may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. The 2004 Plan also authorizes the administrator to establish a deferred compensation award program under which selected participants may elect to receive fully vested stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of stock otherwise assumable upon the exercise of stock options, stock appreciation rights, performance shares or performance units. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

24

Performance Shares and Performance Units. The administrator may grant performance shares and performance units under the 2004 Plan, which are awards that will result in a payment to a participant only if specified performance goals are achieved during a specified performance period. Performance share awards are denominated in shares of our common stock, while performance unit awards are denominated in dollars. To the extent earned, performance share and unit awards may be settled in cash, shares of our common stock, including restricted stock, or any combination of these. Payments may be made in a lump sum or on a deferred basis. If payments are to be made on a deferred basis, the administrator may provide for the payment of dividend equivalents or interest during the deferral period. Unless otherwise determined by the administrator, if a participant’s service terminates due to death or disability prior to completion of the applicable performance period, the final award value is determined at the end of the period on the basis of the performance goals attained during the entire period, but payment is prorated for the portion of the period during which the participant remained in service. Except as otherwise provided by the 2004 Plan, if a participant’s service terminates for any other reason, the participant’s performance shares or units are forfeited.

In granting a performance share or unit award or in granting restricted stock or restricted stock units intended to qualify as performance-based compensation, the compensation committee will establish the applicable performance goals based on one or more measures of business performance enumerated in the 2004 Plan, such as (i) sales revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes and depreciation, and amortization; (vii) net income; (viii) expenses; (ix) the market price of our common stock; (x) earnings per share; (xi) return on stockholder equity; (xii) return on capital; (xiii) return on net assets; (xiv) economic value added; (xv) number of customers; and (xvi) market share.

Deferred Stock Awards. The 2004 Plan provides the administrator with the ability to establish a program that allows certain participants who are executives or members of a select group of highly compensated employees to elect to receive, in lieu of payment in cash or stock of all or any portion of such participant’s cash and/or stock compensation, an award of deferred stock units. The administrator has not established a program of granting deferred stock awards.

Change in Control. In the event of a change in control, the acquiring or successor entity may assume all stock options and stock appreciation rights outstanding under the 2004 Plan or substitute substantially equivalent options and stock appreciation rights. If the outstanding stock options and stock appreciation rights are not assumed by the acquiring or successor entity, then all unexercised portions of such outstanding awards will terminate. Alternatively, the administrator may provide for the cancellation of outstanding stock options or stock appreciation rights in exchange for a payment in cash, stock or other property having a value equal to the difference between the exercise price of the award and the consideration payable in the change in control transaction with respect to the number of vested shares subject to the award. The administrator may accelerate the vesting and settlement of options and stock appreciation rights upon a change in control.

With respect to restricted stock awards, in the event of a change in control, the administrator may, in its discretion, provide that the lapsing of restrictions subject to such awards held by a participant whose service has not terminated prior to the change in control will accelerate effective immediately prior to the consummation of such change in control to the extent specified in the applicable award agreement.

The administrator may, in its discretion, provide in any award agreement evidencing a performance share or performance unit that, in the event of a change in control, a performance share or a performance unit held by a participant whose service has not terminated prior to the change in control or whose service terminated by reason of the participant’s death or disability will become payable effective as of the date of the change in control.

In addition, the administrator may, in its discretion, provide in any award agreement evidencing a restricted stock unit award that, in the event of a change in control, the restricted stock unit award held by a participant whose service has not terminated prior to such date will be settled effective as of the date of the change in control.

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Amendment and Termination. The 2004 Plan will continue in effect until the tenth anniversary of its approval by the stockholders, unless earlier terminated by the administrator. The administrator may amend, suspend or terminate the 2004 Plan at any time, provided that without stockholder approval, the 2004 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, reprice any outstanding stock option or stock appreciation right, or effect any other change that would require stockholder approval under any applicable law or listing rule. Amendment, suspension or termination of the 2004 Plan may not adversely affect any outstanding award without the consent of the participant, unless such amendment, suspension or termination is necessary to comply with applicable law.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of 2004 Plan is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonstatutory Stock Options. The grant of a nonstatutory stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonstatutory stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

In the event a nonstatutory stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We are, in the year of the disqualifying disposition, entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

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The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Participants will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest to such recipient.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock

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units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in the acceleration of income recognition and an additional 20% tax obligation, plus penalties and interest to such recipient.

Performance Shares and Performance Units. Recipients of performance shares or performance units generally should not recognize income until payment of the award. Upon payment of the award, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of the fair market value of the shares received upon settlement of performance shares or the amount of cash paid in respect of performance units. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon such settlement of the award. Participants will recognize gain upon the disposition of any shares received upon settlement of performance shares equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Deferred Stock Awards. Deferred stock awards are considered non-qualified deferred compensation and subject to Section 409A of the Code. A deferred stock award that does not meet the requirements of Code Section 409A will result in acceleration of income recognition and an additional 20% tax obligation, plus penalties and interest to such recipient.

Amended Plan Benefits

Except as set forth below, the administrator will make future awards at its discretion, and we therefore cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our named executive officers and the specified groups below). On the date of the Annual Meeting we will make automatic annual option grants for 10,000 shares of common stock to each of our three non-employee directors.

Name	Stock Option Awards (#)
Ming Hsieh, President, Chief Executive Officer and Chairman of the Board of Directors	—

Paul Kim, Chief Financial Officer	—

Michael Hollowich, Executive Vice President, Operations	—

James Jasinski, Executive Vice President, Federal and State Systems	—
All current executive officers as a group (4 people)	—
All current non-employee directors as a group (3 people)	30,000
All employees, excluding current executive officers, as a group	—

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner during our fiscal year ended December 31, 2006.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2008 must be received by us no later than February 28, 2008 which is 120 days prior to the first anniversary of the mailing date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Under our Bylaws, a stockholder who wishes to make a proposal at the 2008 Annual Meeting of Stockholders without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than February 28, 2008 unless the date of the 2007 Annual Meeting of Stockholders is more than 30 days before or after the one-year anniversary of the 2007 Annual Meeting of Stockholders. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2006 will be mailed to stockholders of record as of June 15, 2007. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on June 15, 2007. Requests should be directed to Cogent, Inc., 209 Fair Oaks Avenue, South Pasadena, California 91030; Attention: Investor Relations.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope.

By Order of the Board of Directors

Ming Hsieh
President and Chief Executive Officer

June 25, 2007

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ANNEX A

COGENT, INC.

2004 EQUITY INCENTIVE PLAN

AMENDED AND RESTATED AS OF             , 2007

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

			Page
18.	MISCELLANEOUS PROVISIONS		26
	18.1	Repurchase Rights	26
	18.2	Provision of Information	26
	18.3	Rights as Employee, Consultant or Director	26
	18.4	Rights as a Stockholder	26
	18.5	Fractional Shares	26
	18.6	Severability	26
	18.7	Beneficiary Designation	26
	18.8	Unfunded Obligation	27
	18.9	Choice of Law	27

-iii-

COGENT, INC.

2004 EQUITY INCENTIVE PLAN

(As Amended and Restated as of                     , 2007)

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Cogent, Inc. 2004 Equity Incentive Plan (the “Plan”) is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Effective Date”). After the Effective Date, the Company shall terminate, and no longer issue any awards from under, the Company’s 2000 Stock Option Plan.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Indexed Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Performance Shares, Performance Units, Restricted Stock Units and Deferred Compensation Awards.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Indexed Option, SAR, Restricted Stock Purchase Right, Restricted Stock Bonus, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” an “Indexed Option Agreement,” an “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement,” a “Restricted Stock Unit Agreement,” or a “Deferred Compensation Award Agreement.”

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(f) “Change in Control” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding voting stock; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(aa)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(i) “Company” means Cogent, Inc., a Delaware corporation, or any successor corporation thereto.

(j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(k) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 12 of the Plan.

(l) “Director” means a member of the Board.

(m) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(n) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(o) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(r) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s) “Indexed Option” means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Committee and set forth in the Option Agreement.

(t) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u) “Nonemployee Director” means a Director who is not an Employee.

(v) “Nonemployee Director Option” means an Option granted to a Nonemployee Director pursuant to Section 7 of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.

(w) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(x) “Officer” means any person designated by the Board as an officer of the Company.

(y) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 or Section 7 of the Plan. An Option may be either an Incentive Stock Option, a Nonstatutory Stock Option or an Indexed Option.

(z) “Option Exchange Program” means any program instituted by the Committee which would permit either (i) Participants the opportunity to transfer any outstanding Options to a financial institution selected by the Committee or (ii) the cancellation of outstanding Options and/or SARs and the grant in substitution therefore of any new Awards, including specifically any new Options and/or SARs having a lower exercise price.

(aa) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(bb) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(cc) “Participant” means any eligible person who has been granted one or more Awards.

(dd) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ee) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ff) “Performance Award” means an Award of Performance Shares or Performance Units.

(gg) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 11.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(hh) “Performance Goal” means a performance goal established by the Committee pursuant to Section 11.3 of the Plan.

(ii) “Performance Period” means a period established by the Committee pursuant to Section 11.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(jj) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 11 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(kk) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 11 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(ll) “Prior Plan Options” means any option or other award granted by the Company which is subject to vesting or repurchase by the Company, including specifically, all such options and awards granted pursuant to the Company’s 2000 Stock Option Plan which is outstanding on or after the Effective Date.

(mm) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(nn) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 9 of the Plan.

(oo) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 9 of the Plan.

(pp) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 12 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 12, as applicable, and the Participant’s Award Agreement.

(qq) “Restriction Period” means the period established in accordance with Section 9.5 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(rr) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ss) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 8 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(tt) “Section 162(m)” means Section 162(m) of the Code.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds three (3) months, then on the date that is three (3) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ww) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4 of the Plan.

(xx) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(yy) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(zz) “Vesting Conditions” mean those conditions established in accordance with Section 9.5 or Section 10.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). Grants to Covered Employees (as defined in Section 11.5(b) below) of Performance Awards or any other Awards intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m) shall be made only by a Committee (or a subcommittee of a Committee) which is comprised solely of two or more Nonemployee Directors eligible to serve on a committee making such Awards. In the case of such Awards granted to Covered Employees, references to a “Committee” shall be deemed references to such Committee or subcommittee.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options, Nonstatutory Stock Options or Indexed Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.4) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 No Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for the amendment of outstanding Options and/or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code or (ii) to any Option Exchange Program.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2 and Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Sixteen Million (16,000,000), reduced at any time by the number of shares subject to the Prior Plan Options. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Award, including any Prior Plan Options, for any reason, expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase, including any Prior Plan Options, are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, including any Prior Plan Options, or such forfeited or repurchased shares of Stock shall again be available for grant under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, shares underlying Options transferred under any Option Exchange Program described in Section 2.1(z)(i) shall not be again available for grant under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.2 Annual Increase in Maximum Number of Shares Issuable. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2005 and on each subsequent January 1st, through and including January 1, 2013, by a number of shares (the “Annual Increase”) equal to the smallest of (i) one and a half percent (1.5%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31st, (ii) Seven Hundred and Fifty Thousand (750,000) shares or (iii) an amount determined by the Board.

4.3 Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options (the “ISO Share Limit”) shall not exceed Sixteen Million (16,000,000), cumulatively increased on January 1, 2005 and on each subsequent January 1st, through and including January 1, 2013, by a number of shares equal to the applicable Annual Increase. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.4.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the ISO Share Limit set forth in

Section 4.3, in the Nonemployee Director Options to be granted automatically pursuant to Section 7, the per-person annual Award limits set forth in Sections 6.6, 8.8, 9.9, 10.8 and 11.9, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.4 shall be final, binding and conclusive.

5. ELIGIBILITY AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. A Nonemployee Director Option may be granted only to a person who, at the time of grant, is a Nonemployee Director.

5.2 Participation. Awards other than Nonemployee Director Options are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, excepting Nonemployee Director Options, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

6. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 7 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) notwithstanding anything to the contrary in this Section 6.1, in the case of an Indexed Option, the Committee shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option; provided, however, that in no event shall the exercise price of an Indexed Option be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of the grant of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

Notwithstanding any of the foregoing, the Committee may permit further transferability of any Option, on a general or specific basis, to third parties in connection with an Option Exchange Program established and approved by the Committee pursuant to which Participant’s may receive a cash payment, or other consideration, in exchange for the transfer of such Option, and the Committee may impose any conditions and limitations on any permitted transferability and may amend, without Participant consent, any outstanding Option as may be necessary to facilitate the transfer of such Option under any Option Exchange Program.

6.6 Individual Limit for Options. The maximum number of shares of Stock with respect to which Options may be granted to a Participant in any calendar year shall be sixteen million (16,000,000) shares of Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 4.4 above. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option is canceled, the canceled Option shall continue to count against the maximum number of shares of Stock with respect to which Options may be granted to the Participant. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

7. TERMS AND CONDITIONS OF NONEMPLOYEE DIRECTOR OPTIONS.

Nonemployee Director Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the following terms and conditions.

7.1 Grant of Nonemployee Director Options.

(a) Initial Option. Subject to the execution by the Nonemployee Director of an appropriate Award Agreement, each person who first becomes a Nonemployee Director on or after the Effective Date shall be granted automatically and without further action of the Committee on the date such person first becomes a Nonemployee Director an Option (an “Initial Option”) to purchase Forty Thousand (40,000) shares of Stock.

(b) Annual Option. Subject to the execution by the Nonemployee Director of an appropriate Award Agreement, each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted automatically and without further action of the Committee on the date of each annual meeting of the stockholders of the Company (the “Annual Meeting”), commencing with the Annual Meeting held in 2005 and continuing for each Annual Meeting held thereafter during the term of the Plan, immediately following which such person remains a Nonemployee Director, an Option to purchase Ten Thousand (10,000) shares of Stock (an “Annual Option”); provided, however, that a Nonemployee Director granted an Initial Option on, or within a period of six (6) months prior to, the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section 7.1(b) with respect to the same Annual Meeting.

(c) Right to Decline Nonemployee Director Option. Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to Section 7.1(a)or (b), as the case may be.

7.2 Exercise Price. The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date of grant of the Nonemployee Director Option.

7.3 Exercisability and Term of Nonemployee Director Options. Except as otherwise provided in the Plan or in the Award Agreement evidencing a Nonemployee Director Option and provided that the Participant’s Service has not terminated prior to the relevant date, each Nonemployee Director Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Nonemployee Director Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Option.

(a) Initial Options. Twenty-five percent (25%) of each Initial Option shall vest and become exercisable on the date one (1) year after the date of the Initial Option grant, and the remaining portion of the Initial Option shall vest and become exercisable quarterly thereafter at the rate of 6.25% of the Initial Option for each quarter, provided that the Participant’s Service has not terminated prior to the relevant date.

(b) Annual Options. Twenty-five percent (25%) of each Annual Option shall vest and become exercisable on the date one (1) year after the date of the Annual l Option grant, and the remaining portion of the Annual Option shall vest and become exercisable quarterly thereafter at the rate of 6.25% of the Annual Option for each quarter, provided that the Participant’s Service has not terminated prior to the relevant date.

7.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 7.4(a) is prevented by the provisions of Section 15 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.4(a) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

8.2 Base Appreciation Amount. The base appreciation amount for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the base appreciation amount per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the base appreciation amount per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

8.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

8.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 8.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the base appreciation amount. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 8, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 8.5.

8.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

8.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

8.7 Nontransferability of SARs. During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of a SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding any of the foregoing, the Board may permit further transferability of any SAR, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

8.8 Individual Limit for SARs. The maximum number of shares of Stock with respect to which SARs may be granted to a Participant in any calendar year shall be sixteen million (16,000,000) shares of Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 4.4 above. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any SAR is canceled, the canceled SAR shall continue to count against the maximum number of shares of Stock with respect to which SARs may be granted to the Participant. For this purpose, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock shall be treated as the cancellation of the existing SAR and the grant of a new SAR.

9. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported

Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 11.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 11.3 through 11.5(a).

9.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

9.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

9.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

9.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 11.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(aa), or as provided in Section 9.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

9.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 9.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

9.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

9.8 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.9 Individual Limit for Restricted Stock. For Restricted Stock Awards subject to Vesting Conditions based on the attainment of Performance Goals, the maximum number of shares of Stock with respect to which such Awards may be granted to a Participant in any calendar year shall be sixteen million (16,000,000) shares of Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 4.4 above.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 11.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 11.3 through 11.5(a).

10.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

10.3 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 11.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

10.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

10.5 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

10.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

10.7 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.8 Individual Limit for Restricted Stock Unit Awards. For Restricted Stock Unit Awards subject to Vesting Conditions based on the attainment of Performance Goals, the maximum number of shares of Stock with respect to which such Awards may be granted to a Participant in any calendar year shall be sixteen million (16,000,000) shares of Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 4.4 above.

11. TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

11.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

11.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

11.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) sales revenue;

(ii) gross margin;

(iii) operating margin;

(iv) operating income;

(v) pre-tax profit;

(vi) earnings before interest, taxes and depreciation, and amortization;

(vii) net income;

(viii) expenses;

(ix) the market price of the Stock;

(x) earnings per share;

(xi) return on stockholder equity;

(xii) return on capital;

(xiii) return on net assets;

(xiv) economic value added;

(xv) number of customers; and

(xvi) market share.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

11.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. The Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.

(c) Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 11.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 11.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 9.5 through 9.8 above.

11.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 11.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

11.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 11.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

11.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.9 Limits on Performance Shares and Performance Units. Subject to adjustment as provided in Section 4.4, no Participant shall be granted (i) Performance Shares which could result in such Participant receiving more than sixteen million (16,000,000) shares of Stock for each calendar year of the Company contained in the Performance Period for such Award, or (ii) Performance Units which could result in such Participant receiving more than $5,000,000 for each calendar year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

12. DEFERRED COMPENSATION AWARDS.

12.1 Establishment of Deferred Compensation Award Programs. This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

12.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 12 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Vesting Conditions. Deferred Compensation Awards shall not be subject to any vesting conditions.

(b) Terms and Conditions of Stock Units.

(i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 12, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

13. STANDARD FORMS OF AWARD AGREEMENT.

13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. CHANGE IN CONTROL.

14.1 Effect of Change in Control on Options and SARs.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary except as provided in this Section 14.1(a), the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine. Any unexercisable or unvested portion of each outstanding Nonemployee Director Option and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control but conditioned upon the consummation of the Change in Control.

(b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Options. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

14.2 Effect of Change in Control on Restricted Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 14.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

14.3 Effect of Change in Control on Performance Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant’s death or Disability shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

14.4 Effect of Change in Control on Restricted Stock Unit Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

14.5 Effect of Change in Control on Deferred Compensation Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Compensation Award that, in the event of a Change in Control, the Stock Units pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

15. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17. AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no Option and/or SAR repricing as described in

Section 3.6, and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

18.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

PLAN HISTORY AND NOTES TO COMPANY

May 11, 2004	Board adopts Plan with a reserve of 16,000,000 shares, reduced at any time by the number of shares subject to the Prior Plan Options, and cumulatively increased (a) on January 1, 2005 and each subsequent January 1st, through and including January 1, 2013, by a number of shares equal to the smallest of (i) 1.5% of the number of shares of Stock issued and outstanding on the immediately preceding December 31, (ii) 750,000 shares or (iii) an amount determined by the Board.

May 11, 2004	Stockholders approve Plan.

IMPORTANT NOTE: At first annual stockholders meeting following close of 3rd calendar year following the calendar year of IPO (unless plan is materially amended at an earlier date), obtain public company stockholder approval of amendment to plan to add Section 162(m) grant limits and to approve the material terms of the performance goals as required by Treas. Reg. 1.162-27(e)(4). See Treas. Reg. 1.162-27(f) (private to public company transition rule).	See amendment and restatement of the Plan as of , 2007.

IMPORTANT NOTE: Implementation of Section 12—Deferred Compensation Awards or Section 11.6—deferral of RSU settlement	Upon establishment of a Deferred Compensation Award program pursuant to Section 12 or deferral of settlement of RSUs pursuant to Section 11.6, determine whether such program will constitute a “top-hat” pension plan under ERISA. If so, file notice with Dept. of Labor under ER1SA Reg. 2520.104-23 within 120 days of adoption of resolutions by the Committee to establish the program to obtain exemption from reporting and disclosure requirements of ERISA. In addition, the program should be reviewed for compliance with Section 409A of the Code.

IMPORTANT NOTE: IRC 162(m) 5 year reapproval of performance goals	Because the Committee may change the targets under performance goals, Section 162(m) requires stockholder reapproval of the material terms of performance goals no later than the annual meeting in the 5th year following the year in which the public company stockholders initially approved such material terms. See Treas. Reg. 1.162-27(e)(4)(vi).

IMPORTANT NOTE: Nasdaq/NYSE evergreen formula plan term limited to 10 years	Because the Plan has an evergreen share reserve and share add-back features, the Nasdaq and NYSE stockholder approval rules require that the plan term not exceed 10 years without stockholder reapproval. See NASD Rule 4350(i)(1)(A) and IM-4320-5; NYSE Listed Company Manual Sec. 303A(8) and FAQs Regarding New Rules on Stockholder Approval for Equity Compensation Plans posted on NYSE website, dated 12/16/2003.

June 14, 2007	Board adopts an amendment and restatement of the Plan, subject to stockholder approval, to provide (i) a per-person annual limit on the maximum number of shares of Stock subject to Options or SARs that may be granted to a participant; (ii)a per-person annual limit on the maximum number of shares of Stock subject to awards of Restricted Stock or Restricted Stock Units intended to be Performance-Based Compensation that may be granted to a participant; (iii) a per-person annual limit on the maximum number of shares of Stock subject to Performance Shares that may be granted to a participant; (iv) an annual dollar limit for each participant with respect to which Performance Units may be awarded and (v) such other administrative changes with respect to the operation of the Plan.

COGENT, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 30, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ming Hsieh and Paul Kim, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Cogent, Inc. (the “Company”) held of record by the undersigned on June 15, 2007, at the Annual Meeting of Stockholders to be held at the corporate offices of the Company located at 209 Fair Oaks Avenue, South Pasadena, California, on July 30, 2007, at 8:30 a.m. Pacific Time or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote “FOR” the directors listed below and a vote “FOR” Proposal 2 and “FOR” Proposal 3.

1.	To elect four (4) directors for a one-year term to expire at the 2008 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:	☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY for all nominees	☐ FOR ALL EXCEPT (see instructions below)
• Ming Hsieh
• John C. Bolger
• John P. Stenbit
• Kenneth R. Thornton.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To approve an amendment and restatement of the Cogent, Inc. 2004 Equity Incentive plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Annual Meeting.

Dated: , 2007

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.